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                                                                   EXHIBIT 10.20


                      FIRST AMENDMENT TO SECURITY DOCUMENTS


         This First Amendment to Security Documents (the "First Amendment" or this "First Amendment") dated as of January 24, 1997, is made by and between TRITON SYSTEMS, INC. (the "Borrower"), a Mississippi corporation and THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), a national banking association.

1. BACKGROUND
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     As of September 26, 1996, the Borrower and the Lender entered into a revolving reducing loan arrangement of up to Fifteen Million Dollars ($15,000,000.00) (the "Original Loan"). The Original Loan was evidenced by a revolving credit note (the "Original Note") dated September 26, 1996 in the original principal amount of $15,000,000.00 made by the Borrower to the order of the Lender. The Borrower and the Secured Party entered into a Credit Agreement (the "Original Credit Agreement") dated as of September 26, 1996 and Advances would be made subject to and in accordance with the Original Credit Agreement.

     On or about the date hereof the Lender and the Borrower have agreed to enter into an increase ("Loan Increase") of the Original Loan of up to Fifteen Million Dollars ($15,000,000.00). In connection with the Loan Increase, the Lender and the Borrower are entering into a first amendment to credit agreement (the "First Amendment to Credit Agreement") to amend the Original Credit Agreement, INTER ALIA, to account for the Loan Increase. The Borrower intends to use a portion of the proceeds of the Original Loan and the Loan Increase to redeem all of the issued and outstanding Series A Preferred Stock and all of the issued and outstanding Series B Preferred Stock. The Original Credit Agreement as amended by the First Amendment to Credit Agreement as may be further amended, supplemented, modified or recast, from time to time, referred to herein as the "Credit Agreement."

     The Original Note was secured by, INTER ALIA, the "Pledge and Security Agreement," and the "Collateral Assignment", each as defined in Section 2 below. On the date hereof, the Borrower has executed and delivered to the Lender a first amendment to promissory note ("Note Amendment") evidencing the Loan Increase.

     The purpose of this Amendment is to describe the amendment of certain documents, to take into account the Loan Increase, the corresponding Note Amendment, and the corresponding First Amendment to Credit Agreement.

     Capitalized terms not otherwise defined herein shall have the meaning given such term in the Credit Agreement.



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2. DOCUMENTS AMENDED
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         This Amendment affects the following documents:

          a. Pledge and Security Agreement - All Assets dated as of July 3, 1995 by and between the Borrower and the Lender ("Pledge and Security Agreement");

          b. Collateral Assignment and Security Agreement in Respect of Stock Purchase and Redemption Agreement by and among the Borrower and the Lender ("Collateral Assignment").

3. AMENDMENT TO LOAN DOCUMENTS
   ---------------------------

         NOW, THEREFORE, in consideration of the Loan Increase and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender hereby amend the Pledge and Security Agreement, the Patent and Trademark Security Agreement and the Collateral Assignment as follows:

          a. all references to "Obligations" or "obligations of the Borrower to the Lender" shall be deemed to include, without limitation, the Note Amendment, the Credit Agreement (as amended by the First Amendment to Credit Agreement) and all of the other Loan Documents, as amended.

          b. All references to the "Loan Documents" shall be deemed to include the Original Credit Agreement and all of the Loan Documents referred to therein, the First Amendment to Credit Agreement and all of the Loan Documents referred to therein, including, without limitation, the Note Amendment, and all of the amendments, supplements, modifications or restatements of any of the foregoing.

4. RATIFICATION
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         In all other respects, the Pledge and Security Agreement and the
Collateral Assignment shall remain unaltered, ratified, confirmed and in full force and effect.


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            [SIGNATURE PAGE OF FIRST AMENDMENT TO SECURITY DOCUMENTS]


     EXECUTED as a sealed instrument as of this 24 day of January, 1997.


                                           TRITON SYSTEMS, INC.



                                           By: /s/ Ernest L. Burdette
                                               --------------------------------
                                               Name: Ernest L. Burdette
                                               Title: President


                                           THE FIRST NATIONAL BANK OF BOSTON


                                           By: /s/ Randall Wehling
                                              ---------------------------------
                                              Name:  Randall Wehling
                                              Title: Vice President




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